Exhibit 10.53
Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.
Amendment Number 3
to the Research, Development
and License Agreement
     This Amendment Number 3 to the Agreement (as defined below)(the “Amendment”) is effective as of December 15, 2005 (the “Effective Date”), and is by and among Novo Nordisk A/S, a corporation organized and existing under the laws of Denmark, Novo Nordisk Health Care AG, a corporation organized and existing under the laws of Switzerland (collectively, Novo Nordisk A/S and Novo Nordisk Health Care AG are hereinafter referred to as “Novo”), and Neose Technologies, Inc., a corporation organized and existing under the laws of the state of Delaware (hereinafter referred to as “Neose”).
     Whereas, Novo and Neose entered into a Research, Development and License Agreement dated November 17, 2003, as amended by letter agreements dated December 18, 2003 and October 12, 2004, respectively (as so amended, the “Agreement”), pursuant to which Novo and Neose are collaborating to develop ******; and
     Whereas, Neose and Novo desire to amend the Agreement as set forth herein.
     Now, therefore, it is agreed that the Agreement is hereby amended as follows:
1.	A new Section 1.54 is added to the Agreement and shall read in its entirety as follows:

1.54 “******” means any New Product that incorporates ******.

2.	A new Section 3.5 is added to the Agreement and shall read in its entirety as follows:
3.5	Milestone Payments Relating to Development of the ******. In consideration of the development efforts of Neose under the Work Plan related to the ******, Novo shall pay Neose the amount of each milestone payment set forth in this Section 3.5. The Parties agree that Neose shall have earned the right to receive each respective milestone payment set forth in this Section 3.5, and Novo shall be obligated to pay such milestone payment, in each case, as a result of either (i) the achievement of the milestone set forth for such payment, or (ii) the failure by Novo to inform Neose within 30 days after the receipt of the material, results or data provided by Neose that the applicable milestone set forth in Sections 3.5.1 or 3.5.2 was not achieved. For each milestone set forth in Sections 3.5.1 and 3.5.2, upon the occurrence of (i) or (ii)

******	— Material has been omitted and filed separately with the Commission.

above, Neose shall issue an invoice to Novo and payment of the respective milestone payment shall be due upon the later of (a) 30 days following the receipt of such invoice by Novo and (b) January 1, 2006.
3.5.1	Novo will pay Neose ******upon delivery of approximately ****** meeting the ****** set forth in Exhibit 3.5 or as provided in clause (i) of Section 3.5.

3.5.2	Novo will pay Neose ****** upon the delivery of approximately ****** meeting the ****** set forth in Exhibit 3.5 or as provided in clause (ii) of Section 3.5.

3.5.3	In the event that, notwithstanding good faith efforts on the part of Neose to meet the milestones set forth in Section 3.5.1 and 3.5.2, neither milestone has been met by Neose, Novo will pay the milestone payments provided for in Sections 3.5.1 and 3.5.2 upon delivery by Neose to Novo of ****** sialic acid for use in the production by Novo of ******.
3.	Exhibit 2.2 of the Agreement is hereby amended and restated in its entirety to read in full as set forth in Schedule 2.2 attached hereto.

4.	A new Exhibit 3.5 is hereby added to the Agreement which shall read in its entirety as set forth in Schedule 3.5 attached hereto.

5.	There are no further changes to the terms of the Agreement. Except as would be inconsistent with the terms of this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such in the Agreement.

******	— Material has been omitted and filed separately with the Commission.

     In witness whereof, the parties have executed this Amendment as of the Effective Date.

Neose Technologies, Inc.
By:	/s/ C. Boyd Clarke
C. Boyd Clarke
Chairman and Chief Executive Officer

Novo Nordisk A/S
By:	/s/ Søren Bjørn
	Name:	Søren Bjørn
	Title:	Vice President Discovery

Novo Nordisk Health Care AG
By:	/s/ Kăre Schultz
	Name:	Kăre Schultz
	Title:	Chief Operating Officer and Executive Vice President

******	— Material has been omitted and filed separately with the Commission.

Schedule 2.2
Amended and Restated Work Plan
******

******	— Material has been omitted and filed separately with the Commission.

Schedule 3.5
******

******	— Material has been omitted and filed separately with the Commission.